                                                                     EXHIBIT 4.1

[FACE]                                                              COMMON STOCK

NUMBER                                                                 SHARES
IX

                              [IXIA LOGO AND NAME]

                                           SEE REVERSE FOR STATEMENT RELATING TO
                                    RIGHTS, PREFERENCES AND RESTRICTIONS, IF ANY

                                                               CUSIP 45071R 10 9

                          INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA



This Certifies that:



is the record holder of


   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, WITHOUT PAR VALUE, OF

                                      IXIA

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                                [CORPORATE SEAL]
                                      IXIA
                                  INCORPORATED
                                     MAY 28,
                                      1997
                                   CALIFORNIA


/s/ RONALD W. BUCKLY                            /s/ ERROL GINSBERG
---------------------------                     -------------------------------
SECRETARY                                       PRESIDENT AND
                                                CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

         U.S. STOCK TRANSFER CORPORATION
         TRANSFER AGENT AND REGISTRAR

BY
         AUTHORIZED OFFICER


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[BACK]

                                      IXIA

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM -- as tenants in common                   UNIF GIFT MIN ACT --................Custodian...................
     TEN ENT -- as tenants by the entireties                                   (Cust)                     (Minor)
     JT TEN  -- as joint tenants with right                                under Uniform Gifts to Minors
                of survivorship and not as
                tenants in common                                          Act.........................................
                                                                                              (State)

                                                       UNIF TRF MIN ACT --  ................Custodian (until age......)
                                                                                 (Cust)
                                                                            ....................under Uniform Transfers
                                                                                 (Minor)
                                                                            to Minors Act..............................
                                                                                                   (State)



     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ___________________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------


-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.